Exhibit 99.2

INDEMNIFICATION AGREEMENT

          This Indemnification Agreement (this “Agreement”) is made as of ____________, 2010, by and between American River Bank, a California chartered banking corporation (the “Bank”), and __________________________________ (the “Indemnitee”).

RECITALS

A.       The Bank and the Indemnitee recognize the increasing difficulty in obtaining directors’, officers’, and agents’ liability insurance at reasonable cost and with a scope of coverage deemed adequate to protect against litigation risks to such directors, officers and agents.

B.       The Bank and the Indemnitee further recognize that conducting complex corporate business in an atmosphere of increased litigation in general, increases the exposure of directors, officers and agents to expensive litigation risks at the same time as the coverage of liability insurance may be inadequate and may cause the Bank to incur substantial and unreasonable cost.

C.       The Indemnitee does not regard the current protection available through the Bank’s Articles of Incorporation, Bylaws and insurance policies as adequate under the present circumstances, and the Indemnitee and other directors, officers and agents of the Bank may not be willing to continue to serve as directors, officers and agents without additional protection.

D.       The Bank desires to attract and retain the services of highly qualified individuals, such as the Indemnitee, to serve as directors, officers and agents of the Bank and to indemnify its directors, officers and agents so as to provide them with the maximum protection permitted by law.

AGREEMENT

          Based upon the facts and premises contained in the above Recitals and in consideration of the mutual promises below, the Bank and the Indemnitee hereby agree as follows:

1.	Indemnification and Expense Advancement.

          (a)          Action Etc. Other than by Right of the Bank. The Bank shall indemnify the Indemnitee if the Indemnitee was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Bank to procure a judgment in its favor) by reason of the fact that the Indemnitee is or was an Agent of the Bank, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in the best interests of the Bank and, in the case of a criminal proceeding, has no reasonable cause to believe the conduct of the Indemnitee was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in the best interests of the Bank or that the Indemnitee had reasonable cause to believe that the Indemnitee’s conduct was unlawful.

          (b)          Action Etc., By or in the Right of the Bank. The Bank shall indemnify the Indemnitee if the Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Bank to procure a judgment in its favor by reason of the fact that the Indemnitee is or was an Agent of the Bank, against expenses actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such action if the Indemnitee acted in good faith, in a manner the Indemnitee believed to be in the best interests of the Bank and its shareholders; except that no indemnification shall be made under this Subparagraph (b) for any of the following:

                         (i)          In respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Bank in the performance of the Indemnitee’s duty to the Bank and its shareholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for the expenses which such court shall determine;

                         (ii)         of amounts paid in settling or otherwise disposing of a pending action without court approval; or

                         (iii)        of expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

          (c)          Indemnification Determination. Any indemnification under Subparagraphs (a) and (b) shall be made by the Bank only if authorized in the specific case, upon a determination that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth above in Subparagraphs (a) and (b) by any of the following:

                         (i)          A majority vote of a quorum consisting of directors who are not parties to such proceeding;

                         (ii)         If such a quorum of directors is not obtainable, by independent legal-counsel in a written opinion;

                         (iii)        Approval of the shareholders by the affirmative vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present or by the written consent of shareholders as provided in the Bylaws, with the shares owned by the person to be indemnified not being entitled to vote thereon; or

                         (iv)        The court in which such proceeding is or was pending upon application made by the Bank or its Agent or attorney or other person rendering services in connection with the defense, whether or not such application by the Agent, attorney or other person is opposed by the Bank.

          (d)          Advances of Expenses. Expenses (including attorneys’ fees), costs, and charges incurred in defending any proceeding shall be advanced by the Bank prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the Indemnitee to repay such amount unless it shall be determined ultimately that the Indemnitee is entitled to be indemnified as authorized in this Paragraph 1.

          (e)          Indemnification Against Expenses of Successful Party. Notwithstanding the other provisions of this Paragraph 1, to the extent that the Indemnitee has been successful on the merits in a defense of any proceeding, claim, issue or matter referred to in Subparagraphs (a) and (b), the Indemnitee shall be indemnified against all expenses actually and reasonably incurred by the Indemnitee in connection therewith.

          (f)          Right of the Indemnitee to Indemnification Upon Application and Procedure Upon Application. Any indemnification provided for in Subparagraphs (a), (b) or (e) shall be made no later than ninety (90) days after the Bank is given notice of request for indemnification by the Indemnitee, provided that such request is made after final adjudication, dismissal, or settlement unless an appeal is filed, in which case the request is made after the appeal is resolved (hereafter referred to as “Final Disposition”). Upon such notice, if a quorum of directors who were not parties to the action, suit, or proceeding giving rise to indemnification is obtainable, the Bank shall within two (2) weeks call a Board of Directors meeting to be held within four (4) weeks of such notice, to make a determination as to whether the Indemnitee has met the applicable standard of conduct. Otherwise, if a quorum consisting of directors who were not parties in the relevant action, suit, or proceeding is not obtainable, the Bank shall retain (at the Bank’s expense) independent legal counsel chosen either jointly by the Bank and the Indemnitee or else by Bank counsel within two (2) weeks to make such determination. If (1) at such directors meeting such a quorum is not obtained or, if obtained, refuses to make such determination or (2) if such legal counsel is not so retained or, if retained, does not make such determination within four (4) weeks, then the Board of Directors shall cause a shareholders meeting to be held within four (4) weeks to make such a determination.

          If notice of a request for payment of a claim under any statute, under this Agreement, or under the Bank’s Articles of Incorporation or Bylaws providing for indemnification or advance of expenses has been given to the Bank by the Indemnitee, and such claim is not paid in full by the Bank within ninety (90) days of the later occurring of the giving of such notice and Final Disposition in case of indemnification and twenty (20) days of the giving of such notice in case of advance of expenses, the Indemnitee may, but need not, at any time thereafter bring an action against the Bank to receive the unpaid amount of the claim or the expense advance and, if successful, the Indemnitee shall also be paid for the expenses (including attorneys’ fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit, or proceeding in advance of its Final Disposition) that the Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Bank to indemnify the Indemnitee for the amount claimed, and the Indemnitee shall be entitled to receive interim payment of expenses pursuant to Subparagraph (d) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. Neither the failure of the Bank (including its Board of Directors’ independent legal counsel, or its shareholders) to have made a determination that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Bank (including its Board of Directors, independent legal counsel, or its shareholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has or has not met the applicable standard of conduct.

          (g)          Other Rights and Remedies. The indemnification provided by this Paragraph 1 shall not be the sole and exclusive rights and remedies extended to the Indemnitee as more particularly set forth hereinafter in Paragraph 3 of this Agreement. Any conflict between the provisions of this Agreement and the provisions of the Bank’s Articles of Incorporation or Bylaws shall be resolved in the favor of the provisions of this Agreement and shall inure to the benefit of the heirs, executors, and administrators of the Indemnitee.

          (h)          Insurance. The Bank may purchase and maintain insurance on behalf of any person who is or was an Agent against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Bank would have the power to indemnify such person against such liability under the provisions of this Paragraph 1.

          (i)          Optional Means of Assuring Payment. Upon request by an the Indemnitee certifying that the Indemnitee has reasonable grounds to believe the Indemnitee may be made a party to a proceeding for which the Indemnitee may be entitled to be indemnified under this Paragraph 1, the Bank may, but is not required to, create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such sums as may become necessary to effect indemnification as provided herein.

          (j)          Savings Clause. If this Paragraph 1 or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Bank shall nevertheless indemnify the Indemnitee as to expenses (including attorneys’ fees), judgments, fines, taxes, penalties, and amounts paid in settlement with respect to any action, suit, proceeding, or investigation, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Bank, to the full extent permitted by any applicable portion of this Paragraph 1 that shall not have been invalidated, or by any other applicable law.

          (k)         Definitions of Agent, Proceeding and Expenses. For the purposes of this Agreement unless otherwise stated or the context otherwise requires, “Agent” means any person who is or was an “an institution affiliated party” as that term is defined in Part 359 of the FDIC Rules and Regulations including, without limitation, a director, officer, employee or other agent of the Bank, or is or was serving at the request of the Bank as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation; “proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “expenses” includes without limitation attorneys’ fees and any expenses of establishing a right to indemnification.

          (l)          Indemnification under Section 204(a)(11) of the California Corporations Code. Notwithstanding any other provisions of this Paragraph 1, the following shall apply to the indemnification of the Indemnitee under the provisions of California Corporations Code Section 204(a)(11); provided, however, that any such indemnification rights of the Indemnitee or obligations of the Bank pursuant to this Subparagraph (l) shall be further conditioned upon and subject to compliance with any limitations or prohibitions under applicable law or regulation including, without limitation, Part 359 of the FDIC Rules and Regulations and Section 18(k) of the Federal Deposit Insurance Act (12 U.S.C. 1828(k)) and the regulations promulgated thereunder and any amendments thereto or similar successor statute:

                        (i)          The Bank shall indemnify the Indemnitee pursuant to this Subparagraph (l) if the Bank would be required to indemnify the Indemnitee pursuant to Subparagraphs (a) or (b) if in Subparagraphs (a) or (b) the phrase “in a manner the Indemnitee reasonably believed to be in the best interests of the Bank” is replaced with the phrase “in a manner the Indemnitee did not believe to be contrary to the best interests of the Bank.” If pursuant to Subparagraphs (c) and (f) the person making the Subparagraph (a) and/or (b) conduct standard determination determines that such standard has not been satisfied, such person shall also determine whether this Subparagraph (l) (i) conduct standard has been satisfied;

                         (ii)          There shall be a presumption that the Indemnitee met the applicable standard of conduct required to be met in Subparagraph (c) for indemnification, rebuttable by clear and convincing evidence to the contrary;

                         (iii)          The Bank shall have the burden of proving that the Indemnitee did not meet the applicable standard of conduct in Subparagraph (c);

                         (iv)          In addition to the methods provided for in Subparagraph (c), a determination that indemnification is proper in the circumstances because the Indemnitee met the applicable standard of conduct may also be made by the arbitrator in any arbitration proceeding in which such matter is or was pending;

                         (v)          Unless otherwise agreed to in writing between an the Indemnitee and the Bank in any specific case, indemnification may be made under Subparagraph (b) for amounts paid in settling or otherwise disposing of a pending action without court approval.

          (m)         Indemnification of Indemnitee’s Spouse. The Bank further agrees to indemnify Indemnitee’s spouse to whom Indemnitee is legally married at any time Indemnitee is covered under the indemnification provided herein (even if Indemnitee does not remain married to such spouse during the entire period of coverage) against third party actions, suits or proceedings or direct or derivative actions or suits for the same period, to the same extent and subject to the same standards, limitations, obligations and conditions provided to Indemnitee under this Agreement in the event his or her spouse (or former spouse) becomes involved in an action, suit or proceeding solely by reason of such spouse’s status as Indemnitee’s spouse, including without limitation, any action, suit or proceeding that seeks damages recoverable from marital community property, jointly-owned property or property purported to have been transferred from Indemnitee to his or her spouse (or former spouse). Indemnitee’s spouse or former spouse may also be entitled to advances of expenses to the same extent hereunder, and the Bank may maintain insurance to cover its obligation hereunder with respect to Indemnitee’s spouse (or former spouse) or set aside assets in a trust or escrow fund for such purpose.

2.	Changes.

          In the event of any change, after the date of this Agreement, in any applicable law, statute, rule, or regulation which expands the right of a California corporation to indemnify a member of its Board of Directors or an officer, such changes, shall be automatically, without further action of the parties, within the purview of the Indemnitee’s rights and Bank’s obligations, under this Agreement. In the event of any change in any applicable law, statute, rule, or regulation which narrows the right to indemnify a member of its Board of Directors or an officer, such changes, to the extent not otherwise required by such law, statute, rule, or regulation to be applied to this Agreement, shall have no effect on this Agreement or the parties’ right and obligations hereunder. In the event of an amendment to the Bank’s Bylaws which expands the right to indemnify a member of its Board of Directors or an officer, such change shall be automatically, without further action of the parties, within the Indemnitee’s rights and Bank’s obligations under this Agreement. In the event of any amendment to the Bank’s Bylaws which narrows such right of a California corporation to indemnify a member of its Board of Directors or an officer, such change shall only apply to the indemnification of the Indemnitee for acts committed, or lack of action, by the Indemnitee after such amendment. The Bank agrees to give the Indemnitee prompt notice of amendments to the Bank’s Bylaws which concern indemnification.

3.	Nonexclusivity.

          The indemnification provided by this Agreement shall not be deemed exclusive of any rights or remedies to which the Indemnitee may be entitled under the Bank’s Articles of Incorporation, its Bylaws, Part 359 of the FDIC Rules and Regulations and Section 18(k) of the Federal Deposit Insurance Act (12 U.S.C. 1828(k)) and the regulations promulgated thereunder and any amendments thereto or similar successor statute, the California Corporations Code, any agreement, any vote of shareholders or disinterested directors, or otherwise, both as to action in the Indemnitee’s official capacity and as to action in any other capacity while holding such office (an “Indemnified Capacity”). The indemnification provided under this Agreement shall continue as to the Indemnitee for any action taken or not taken while serving in an Indemnified Capacity even though he may have ceased to serve in an Indemnified Capacity at the time of any action, suit or other covered proceeding.

4.	Partial Indemnification.

          If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Bank for some or a portion of the expenses, judgment, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Bank shall nevertheless indemnify the Indemnitee for the portion of such expenses, judgments, fines or penalties to which the Indemnitee is entitled.

5.	Mutual Acknowledgement.

          Both the Bank and the Indemnitee acknowledge that in certain instances, applicable banking laws and regulations, federal law or public policy may override applicable California law and the provisions of this Agreement and prohibit the Bank from indemnifying its’ Agent(s) under this Agreement or otherwise. For example, the Bank and the Indemnitee acknowledge that the rights of the Indemnitee and the obligations of the Bank under this Agreement are conditioned upon and subject to the limitations and prohibitions on indemnification set forth in applicable banking laws and regulations including, without limitation, Part 359 of the FDIC Rules and Regulations and Section 18(k) of the Federal Deposit Insurance Act (12 U.S.C. 1828(k)) and the regulations promulgated thereunder and any amendments thereto or similar successor statute as further described elsewhere in this Agreement. Hence, any conflict between the provisions of this Agreement and such limitations or prohibitions will be resolved in favor of such limitations and prohibitions. Furthermore, if the Bank’s securities are registered under Section 12 of the Securities Exchange Act of 1934, as amended, the Bank may be required to comply with applicable regulations of the Securities and Exchange Commission (the “SEC”) as enforced by the Bank’s primary federal bank regulatory agency, in addition to applicable banking laws and regulations. The Indemnitee acknowledges that the SEC has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Therefore, the Bank may be required in the future to undertake to submit questions of indemnification to a court in certain circumstances for a determination of the Bank’s right under public policy to indemnify the Indemnitee. The Indemnitee and Bank further acknowledge that the extent of indemnification permissible under Section 204(a)(11) of the California Corporations Code may not have been finally judicially determined at the time a request for indemnification is determined and that indemnification may be unavailable or less extensive than anticipated or otherwise unenforceable including as a result of applicable limitations or prohibitions referenced above and in Subparagraph (l) of this Agreement. The Indemnitee understands and acknowledges that the foregoing examples are not exhaustive, but they illustrate the fact that the enforceability of the Indemnitee’s rights under this Agreement is uncertain.

6.	Severability.

          Nothing in this Agreement is intended to require or shall be construed as requiring the Bank to do or fail to do any act in violation of applicable law. The Bank’s inability to perform its obligations under this Agreement shall not constitute a breach of the Agreement where such inability is the result of the Bank’s compliance with an order or other directive issued by a court of competent jurisdiction, or a regulatory agency or governmental authority having jurisdiction over the Bank including, without limitation, the Federal Deposit Insurance Corporation. If the application of any provision or provisions of the Agreement to any particular facts or circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then (i) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of other provisions of this Agreement shall not in any way be affected or impaired thereby and (ii) such provision(s) shall be reformed without further action by the parties to make such provision(s) valid and enforceable when applied to such facts and circumstances with a view toward requiring Bank to indemnify the Indemnitee to the fullest extent permissible by law.

7.	Exceptions.

          Any other provision herein to the contrary notwithstanding, the Bank shall not be obligated pursuant to the terms of this Agreement:

          (a)          Regulatory Agency Proceedings. To indemnify the Indemnitee for expenses, penalties or other payments incurred in an administrative proceeding or action instituted by a regulatory agency or governmental authority having jurisdiction over the Bank including, without limitation, the Federal Deposit Insurance Corporation, which proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by the Indemnitee in the form of payments to the Bank, or to make payments which are prohibited by applicable rules or regulations promulgated by the Federal Deposit Insurance Corporation, or other regulatory agency or governmental authority having jurisdiction over the Bank including, without limitation, any payments prohibited under the provisions of Part 359 of the FDIC Rules and Regulations and Section 18(k) of the Federal Deposit Insurance Act (12 U.S.C. 1828(k)) and the regulations promulgated thereunder and any amendments thereto or similar successor statute.

          (b)          Claims Initiated by the Indemnitee. To indemnify or advance expenses to the Indemnitee with respect to proceedings or claims (except counterclaims or cross-claims) initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required by the California Corporations Code, but such indemnification or advancement of expenses may be provided by the Bank in specific cases if the Board of Directors finds it to be appropriate; or

          (c)          Lack of Good Faith. To indemnify the Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by the Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

          (d)          Insured Claims. To indemnify the Indemnitee for expenses or liabilities of any type whatsoever (including, without limitation, judgments, fines, taxes or penalties, and amounts paid in settlement) which have been paid directly to the Indemnitee by an insurance carrier under a policy of officers’ and directors’ liability insurance maintained by the Bank; or

          (e)          Claims under Section 16(b). To indemnify the Indemnitee for expenses or the payment of profits arising from the purchase and sale by the Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute, to the extent applicable to the Indemnitee.

          (f)          Claims under the Securities Act of 1933, as amended. To indemnify the Indemnitee against liabilities arising under the Securities Act of 1933, as amended (the “Act”), to the extent applicable to the Indemnitee, as to which the Securities and Exchange Commission has expressed its opinion that indemnification of directors, officers and controlling persons of a company against liabilities arising under the Act is against public policy as expressed in the Act and is, therefore, unenforceable. Notwithstanding the foregoing, in the event that a claim for indemnification against such liabilities (other than the payment by the Bank of expenses incurred or paid by a director, officer or controlling person of the Bank in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities which have been registered, the Bank will, unless in the opinion of its counsel the matter has been settled by controlling precedent or applicable regulations of federal or California bank regulatory agencies having jurisdiction over the Bank, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

8.	Counterparts.

          This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

9.	Successors and Assigns.

          This Agreement shall be binding upon the Bank and its successors and assigns, and shall inure to the benefit of the Indemnitee and the Indemnitee’s estate, heirs, legal representatives, and permitted assigns. The Indemnitee may not assign this Agreement without the prior written consent of the Bank.

10.	Attorneys’ Fees.

          In the event that any action is instituted by the Indemnitee under this Agreement to enforce or interpret any of the terms hereof, the Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys’ fees, incurred by the Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by the Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Bank under this Agreement or to enforce or interpret any of the terms of this Agreement, the Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys’ fees, incurred by the Indemnitee in defense of such action (including with respect to the Indemnitee’s counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of the Indemnitee’s material defenses to such action were made in bad faith or were frivolous.

11.	Notice.

          All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are (i) the Bank’s administrative office currently located at 3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA 95670 and (ii) the address of the Indemnitee contained in the Bank’s personnel records, or in either case as subsequently modified by written notice from either party.

12.	Paragraph Headings.

          The Paragraph and Subparagraph headings in this Agreement are solely for convenience and shall not be considered in its interpretation.

13.	Entire Agreement; Amendment.

          This instrument contains the entire integrated Agreement between the parties hereto and supersedes all prior negotiations, representations or agreements, whether written or oral except for the Bank’s Articles of Incorporation and Bylaws. It may be amended only by a written instrument signed by a duly authorized officer of the Bank and by the Indemnitee.

14.	Waiver.

          A waiver by either party of any term or condition of the Agreement or any breach thereof, in any one instance, shall not be deemed or construed to be a waiver of such term or condition or of any subsequent breach thereof.

15.	Governing Law; Venue; Limitations of Actions.

          Except for that body of law governing choice of law, this Agreement shall be governed by, and construed in accordance with, internal laws of the State of California which govern transactions between California residents. The parties agree that any suit or proceeding in connection with, arising out of or relating to this Agreement shall be instituted only in a court (whether federal or state) located in Sacramento County in the State of California, and the parties, for the purpose of any such suit or proceeding, irrevocably agree and submit to the personal and subject matter jurisdiction and venue of any such court in any such suit or proceeding and agree that service of process may be effected in the same manner notice is given pursuant to Paragraph 11 above.

          No legal action shall be brought, and no cause of action shall be asserted, by or on behalf of the Bank or any affiliate of the Bank against Indemnitee, Indemnitee’s spouse (or former spouse), heirs, executors, or personal or legal representatives, after the expiration of two years from the date of accrual of such cause of action, or such longer period as may be required by California or federal law under the circumstances. Any such claim or cause of action shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such period; provided, that if any shorter period of limitations is otherwise applicable to any such cause of action, the shorter period shall govern.

16.	Consideration.

          Part of the consideration the Bank is receiving from the Indemnitee to enter into this Agreement is the Indemnitee’s agreement to serve or to continue to serve, as applicable, for the present as an Agent of the Bank. Nothing in this Agreement shall preclude the Indemnitee from resigning as an Agent of the Bank nor the Bank, by action of its shareholders, Board of Directors, or officers, as the case may be, from terminating the Indemnitee’s services as an Agent, as the case may be, with or without cause.

          IN WITNESS WHEREOF, the parties hereto have signed this Indemnification Agreement in the City of Sacramento, County of Sacramento, State of California as of the date first above written.

AMERICAN RIVER BANK		INDEMNITEE

By:		Signature:

	[Type or Print Name]		[Type or Print Name]

[Type or Print Title]